Commitments and contingent liabilities	12 Months Ended
Mar. 31, 2018
Disclosure of contingent liabilities [abstract]
Commitments and contingent liabilities
33.	Commitments and contingent liabilities

Commitments

Capital commitments, net of advances amounted to $8,514,215, $8,533,570 and $8,355,038 as of March 31, 2018, 2017 and 2016 respectively. The capital commitment is on account of entering into a contract towards purchase of plant and machinery and office equipment in connection with the new rice processing plant.

Contingent liabilities

	March 31, 2018	March 31, 2017	March 31, 2016
Market fees(a)	$71,571	$71,585	$70,242
Income tax case(b)	202,495	202,535	198,734
Total	$274,066	$274,120	$268,976

(a)       Represents market fees demand raised by Haryana State Agricultural Marketing Board ("HSAMB") in respect of certain paddy purchases. The Group has paid $35,793 (INR 2,324,195) under protest and the case is pending with local authorities against the demand. The Group expects that the likelihood of any liability is not probable. Accordingly, no provision has been created for this matter.

(b)       Represents tax litigations with the income tax department of India in respect of various years’ cases pending with the High Court of Delhi and High Court of Punjab and Haryana. The Group has been contesting these demands and has received favorable orders in the majority of cases from the Tribunal, which have been contested by the Income tax department in the High Court of Delhi and High Court of Punjab and Haryana. The Group expects that the likelihood of any liability is not probable. Accordingly, no provision has been created for this matter.

(1)       During the year ended March 31, 2013, products temporarily stored in Subic, a free trade zone located in the Republic of Philippines, were subjected to a seizure and forfeiture process decision by the Collector of Customs, Port of Subic, against a “locator” (customs broker) engaged by the Amira C Foods International DMCC (“Amira Dubai”) to unload and warehouse the cargo. The Amira Dubai, as an intervener, or legal owner of the products, has appealed this decision with the Commissioner of Customs (“COC”) of the Republic of the Philippines, seeking reversal of the decision, which appeal was denied on October 3, 2012. On October 16, 2012, the Amira Dubai filed a Petition for review with the Court of Tax Appeals challenging the correctness of the decision of COC as being contrary to the law. The case is currently in the pre-trial stage. On October 17, 2012, a public auction was conducted by the Bureau of Customs (‘‘BOC’’) and an entity named Veramar Rice Mill and Trading Company was declared as the highest bidder with a bid of Php 487 million Pesos (equivalent to $11.7 million). Based on representations of legal counsel for the COC, the full bid amount has been remitted to the COC and that the amount has been deposited in escrow to be released to the party who will prevail in this case. Based on the advice provided by its attorneys, the Amira Dubai expects that the likelihood of any liability to the Amira Dubai is not probable. Accordingly, no provision has been created for this matter. These products, currently undergoing the above process, were sold on June 27, 2012 for $11,445,000 to the aforesaid parties.

With respect to these contingent liabilities, the Group does not expect any reimbursement from any third party.